UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2018 (July 13, 2018)

OROPLATA RESOURCES, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-55088	33-1227980
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
930 Tahoe Blvd., Suite 802-16 Incline Village, NV 89451 (Address of principal executive offices) Tel: (775) 473-4744
(Registrant’s Telephone Number)

Not Applicable
(Former Address and Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry Into a Material Definitive Agreement

On July 13, 2018, Oroplata Resources, Inc. (the “Company”) entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”) with Triton Funds, LP, a Delaware limited partnership (the “Investor”), whereby the Company shall have the right to require the Investor to purchase up to $1,500,000 (the “Commitment Amount”) of the Company’s common stock (“Capital Call Shares”) during the commitment period (the “Commitment Period”) commencing on July 13, 2018, and terminating on the earlier of (i) the date on which the Investor shall have purchased Capital Call Shares pursuant to this Agreement equal to the Commitment Amount, (ii) December 31, 2018, or (iii) written notice of termination by the Company to the Investor upon a material breach of this Agreement by Investor.

Pursuant to Section 2.3 of the Equity Purchase Agreement, each closing for Capital Call Shares shall occur on the date that is six trading days following the date that the Investor receives Capital Call Shares from the Company. The purchase price for the shares to be paid by the Investor at each closing shall be 75% of the lowest daily volume-weighted average price of the Company’s common stock during the five trading days prior to a closing date.

The obligation of the Investor to purchase Capital Call Shares is subject to several conditions, including (i) that the Company has filed a registration statement with the United States Securities and Exchange Commission registering the Capital Call Shares within 60 calendar days from the date of the Equity Purchase Agreement, and (ii) that the purchase of Capital Call Shares shall not cause the Investor to own more than 4.99% of the outstanding shares of the Company’s common stock.

In connection with the Equity Purchase Agreement, on July 13, 2018, the Company also entered into a Registration Rights Agreement with the Investor (the “Registration Rights Agreement”), requiring the Company to file a registration statement, per the Securities Act of 1933, registering the Capital Call Shares within 60 calendar days of the execution of the Equity Purchase Agreement.

The foregoing description of the Equity Purchase Agreement and Registration Rights Agreement is qualified in its entirety by reference to the full text of the Equity Purchase Agreement and Registration Rights Agreement, which are included as exhibits to this Current Report on Form 8-K and are incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.Description

10.1Equity Purchase Agreement between Oroplata Resources, Inc. and Triton Funds, LP dated July 13, 2018

10.2Registration Rights Agreement between Oroplata Resources, Inc. and Triton Funds, LP dated July 13, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OROPLATA RESOURCES, INC.

Date: July 17, 2018/s/ Douglas Cole

Douglas Cole

Chief Executive Officer